Exhibit 99.1

Five Point Holdings, LLC Reports Third Quarter 2019 Results

Third Quarter 2019 and Recent Highlights

•

Continued land development activity at Valencia (formerly Newhall Ranch) in Los Angeles County positions the Company to deliver homesites and generate revenue at this community in the fourth quarter of 2019.

•	Company maintains ample liquidity of $454.4 million as of September 30, 2019.

Irvine, CA, November 8, 2019 (Business Wire) – Five Point Holdings, LLC (“Five Point” or the “Company”) (NYSE:FPH), an owner and developer of large mixed-use, master-planned communities in California, today reported its third quarter results for 2019. Emile Haddad, Chairman and CEO, said, “We are looking forward to delivering homesites to builders in Valencia during the fourth quarter of 2019. With both the Great Park and Valencia producing revenue, we are excited about heading into a strong 2020.”

Third Quarter 2019 Consolidated Results

Liquidity and Capital Resources

As of September 30, 2019, total liquidity of $454.4 million was comprised of cash and cash equivalents totaling $330.4 million and borrowing availability of $124.0 million under our $125.0 million unsecured revolving credit facility. Total capital was $1.9 billion, reflecting $3.0 billion in assets and $1.1 billion in liabilities and redeemable noncontrolling interests.

Results of Operations for the Three Months Ended September 30, 2019

Revenues. Revenues of $12.0 million for the three months ended September 30, 2019 were primarily generated from management services.

Equity in loss from unconsolidated entities. Equity in loss from unconsolidated entities was $1.8 million for the three months ended September 30, 2019. The loss was primarily due to our proportionate share of the Great Park Venture’s net loss during the quarter of $2.4 million. After adjusting for amortization and accretion of the basis difference, our equity in loss from our 37.5% percentage interest in the Great Park Venture was $0.7 million. Equity in loss from our 75% interest in the Gateway Commercial Venture was $1.1 million for the three months ended September 30, 2019.

Selling, general, and administrative. Selling, general, and administrative expenses were $25.9 million for the three months ended September 30, 2019.

Net loss. Consolidated net loss for the quarter was $23.0 million. The net loss attributable to noncontrolling interests totaled $12.3 million, resulting in net loss attributable to the Company of $10.7 million.

Segment Results

Valencia Segment (formerly Newhall). Total segment revenues were $0.2 million for the third quarter of 2019 and were derived from agricultural land leasing and the sale of citrus crops. Selling, general, and administrative expenses were $3.7 million for the three months ended September 30, 2019.

San Francisco Segment. Total segment revenues were $1.0 million for the third quarter of 2019. Revenues during the quarter were mostly attributable to fees generated from management agreements. Selling, general, and administrative expenses were $4.4 million for the three months ended September 30, 2019.

Great Park Segment. Total segment revenues were $49.5 million for the third quarter of 2019. Revenues were mainly attributable to the sale of land entitled for 89 homesites on approximately five and a half acres at the Great Park Neighborhoods. Initial gross proceeds from the sale were $35.3 million representing the base purchase price. The Great Park segment’s net income for the quarter was $1.0 million, which included net loss of $2.4 million attributed to the Great Park Venture that is not consolidated in our financial statements. After adjusting to account for a difference in investment basis, the Company’s equity in loss from the Great Park Venture was $0.7 million for the three months ended September 30, 2019.

Commercial Segment. Total segment revenues were $8.7 million from tenant leases at the Five Point Gateway Campus and property management services provided by us to the Gateway Commercial Venture during the third quarter of 2019. Segment expenses were mostly comprised of depreciation, amortization and interest expense totaling $8.0 million. Segment net loss was approximately $1.3 million. Our share of equity in loss from the Gateway Commercial Venture totaled $1.1 million for the three months ended September 30, 2019.

Conference Call Information

In conjunction with this release, Five Point will host a conference call today, Friday, November 8, 2019 at 1:00 pm Eastern Time. Emile Haddad, President and Chief Executive Officer, and Erik Higgins, Vice President and Chief Financial Officer, will host the call. Interested investors and other parties can listen to a live Internet audio webcast of the conference call that will be available on the Five Point website at ir.fivepoint.com. The conference call can also be accessed by dialing 1-800-263-0877 (domestic) or 1-720-543-0197 (international). A telephonic replay will be available starting approximately two hours after the end of the call by dialing 1-844-512-2921, or for international callers, 412-317-6671. The passcode for the live call and the replay is 3326518. The telephonic replay will be available until 11:59 p.m. Eastern Time on November 22, 2019.

About Five Point

Five Point, headquartered in Irvine, California, designs and develops large mixed-use, master-planned communities in Orange County, Los Angeles County, and San Francisco County that combine residential, commercial, retail, educational, and recreational elements with public amenities, including civic areas for parks and open space. Five Point’s communities include the Great Park Neighborhoods® in Irvine, Valencia® (formerly known as Newhall Ranch®) in Los Angeles County, and Candlestick® and The San Francisco Shipyard® in the City of San Francisco. These communities are designed to include approximately 40,000 residential homes and approximately 23 million square feet of commercial space.

Forward-Looking Statements

This press release contains forward-looking statements that are subject to risks and uncertainties. These statements concern expectations, beliefs, projections, plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. When used, the words “anticipate,” “believe,” “expect,” “intend,” “may,” “might,” “plan,” “estimate,” “project,” “should,” “will,” “would,” “result” and similar expressions that do not relate solely to historical matters are intended to identify forward-looking statements. This press release may contain forward-looking statements regarding: our expectations of our future revenues, costs and financial performance; future demographics and market conditions in the areas where our communities are located; the outcome of pending litigation and its effect on our operations; the timing of our development activities; and the timing of future real estate purchases or sales. We caution you that any forward-looking statements included in this press release are based on our current views and information currently available to us. Forward-looking statements are subject to risks, trends, uncertainties and factors that are beyond our control. Some of these risks and uncertainties are described in more detail in our filings with the SEC, including our Annual Report on Form 10-K, under the heading “Risk Factors.” Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. We caution you therefore against relying on any of these forward-looking statements. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. They are based on estimates and assumptions only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes, except as required by applicable law.

Investor Relations:

Bob Wetenhall, 949-349-1087

bob.wetenhall@fivepoint.com

or

Media:

Steve Churm, 949-349-1034

steve.churm@fivepoint.com

Source: Five Point Holdings, LLC

FIVE POINT HOLDINGS, LLC

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except share and per share amounts)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
REVENUES:
Land sales	$9	$70	$74	$122
Land sales—related party	229	225	695	667
Management services—related party	11,458	11,159	33,689	34,366
Operating properties	318	1,534	3,016	5,890

Total revenues	12,014	12,988	37,474	41,045

COSTS AND EXPENSES:
Land sales	—	90	—	180
Management services	7,699	6,684	22,794	20,536
Operating properties	1,388	1,027	4,488	4,524
Selling, general, and administrative	25,863	26,220	77,629	83,831

Total costs and expenses	34,950	34,021	104,911	109,071

OTHER INCOME:
Adjustment to payable pursuant to tax receivable agreement	—	—	—	1,928
Interest income	1,724	3,062	6,494	8,719
Gain on settlement of contingent consideration—related party	—	—	64,870	—
Miscellaneous	7	60	26	8,472

Total other income	1,731	3,122	71,390	19,119

EQUITY IN (LOSS) EARNINGS FROM UNCONSOLIDATED ENTITIES	(1,750)	(4,028)	4,463	1,368

(LOSS) INCOME BEFORE INCOME TAX (PROVISION) BENEFIT	(22,955)	(21,939)	8,416	(47,539)
INCOME TAX (PROVISION) BENEFIT	—	—	(1,266)	—

NET (LOSS) INCOME	(22,955)	(21,939)	7,150	(47,539)
LESS NET (LOSS) INCOME ATTRIBUTABLE TO NONCONTROLLING INTERESTS	(12,292)	(11,920)	4,517	(27,128)

NET (LOSS) INCOME ATTRIBUTABLE TO THE COMPANY	$(10,663)	$(10,019)	$2,633	$(20,411)

NET (LOSS) INCOME ATTRIBUTABLE TO THE COMPANY PER CLASS A SHARE
Basic	$(0.16)	$(0.15)	$0.04	$(0.31)
Diluted	$(0.16)	$(0.15)	$0.04	$(0.33)
WEIGHTED AVERAGE CLASS A SHARES OUTSTANDING
Basic	66,276,694	65,740,931	66,248,431	64,736,942
Diluted	66,276,694	65,740,931	145,456,670	144,872,638
NET (LOSS) INCOME ATTRIBUTABLE TO THE COMPANY PER CLASS B SHARE
Basic and diluted	$(0.00)	$(0.00)	$0.00	$(0.00)
WEIGHTED AVERAGE CLASS B SHARES OUTSTANDING
Basic	79,275,234	79,145,487	79,204,883	80,111,663
Diluted	79,275,234	79,145,487	79,276,016	80,111,663

FIVE POINT HOLDINGS, LLC

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except shares)

(Unaudited)

	September 30, 2019	December 31, 2018
ASSETS
INVENTORIES	$1,898,029	$1,696,084
INVESTMENT IN UNCONSOLIDATED ENTITIES	535,375	532,899
PROPERTIES AND EQUIPMENT, NET	32,096	31,677
INTANGIBLE ASSET, NET—RELATED PARTY	82,381	95,917
CASH AND CASH EQUIVALENTS	330,412	495,694
RESTRICTED CASH AND CERTIFICATES OF DEPOSIT	1,740	1,403
RELATED PARTY ASSETS	95,615	61,039
OTHER ASSETS	21,144	9,179

TOTAL	$2,996,792	$2,923,892

LIABILITIES AND CAPITAL
LIABILITIES:
Notes payable, net	$615,663	$557,004
Accounts payable and other liabilities	180,278	161,139
Related party liabilities	128,513	178,540
Deferred income tax liability, net	10,449	9,183
Payable pursuant to tax receivable agreement	172,633	169,509

Total liabilities	1,107,536	1,075,375

REDEEMABLE NONCONTROLLING INTEREST	25,000	—

CAPITAL:
Class A common shares; No par value; Issued and outstanding: 2019—68,746,555 shares; 2018—66,810,980 shares
Class B common shares; No par value; Issued and outstanding: 2019—79,275,234 shares; 2018—78,838,736 shares
Contributed capital	567,599	556,521
Retained earnings	36,444	33,811
Accumulated other comprehensive loss	(3,275)	(3,306)

Total members’ capital	600,768	587,026
Noncontrolling interests	1,263,488	1,261,491

Total capital	1,864,256	1,848,517

TOTAL	$2,996,792	$2,923,892

FIVE POINT HOLDINGS, LLC

SUPPLEMENTAL DATA

(In thousands)

(Unaudited)

Liquidity

September 30, 2019
Cash and cash equivalents	$330,412
Borrowing capacity (1)	124,000

Total liquidity	$454,412

(1)

As of September 30, 2019, no amounts were drawn on the Company’s $125.0 million revolving credit facility; however, letters of credit of $1.0 million are issued and outstanding under the revolving credit facility, thus reducing the available capacity by the outstanding letters of credit amount.

Debt to Total Capitalization

September 30, 2019
Debt (1)	$625,000

Total capital	1,864,256

Total capitalization	$2,489,256

Debt to total capitalization	25.1%

(1)

For purposes of this calculation, debt is not the same as the calculation of “Consolidated Funded Indebtedness” under the Company’s revolving credit facility and Senior Notes indenture, which would include a $102.7 million related party contractual reimbursement obligation. Prior to the second quarter of 2019, the Company presented this calculation inclusive of the reimbursement obligation.

Segment Results

Valencia (formerly Newhall)

The following table summarizes the results of operations of our Valencia segment for the three and nine months ended September 30, 2019 and 2018.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
	(in thousands)
Statement of Operations Data
Revenues
Land sales	$9	$70	$74	$122
Land sales—related party	8	4	31	4
Operating properties	134	1,354	2,481	5,342

Total revenues	151	1,428	2,586	5,468

Costs and expenses
Land sales	—	14	—	104
Operating properties	1,388	1,027	4,488	4,524
Selling, general, and administrative	3,663	3,615	11,364	12,131

Total costs and expenses	5,051	4,656	15,852	16,759

Other income	8	60	29	6,922

Segment loss	$(4,892)	$(3,168)	$(13,237)	$(4,369)

San Francisco

The following table summarizes the results of operations of our San Francisco segment for the three and nine months ended September 30, 2019 and 2018.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
	(in thousands)
Statement of Operations Data
Revenues
Land sales—related party	$221	$221	$664	$663
Operating property	184	180	535	548
Management services—related party	545	689	1,816	3,741

Total revenues	950	1,090	3,015	4,952

Costs and expenses
Land sales	—	76	—	76
Management services	226	219	855	830
Selling, general, and administrative	4,386	5,281	14,083	18,211

Total costs and expenses	4,612	5,576	14,938	19,117

Other income—gain on settlement of contingent consideration, related party	—	—	64,870	—

Segment (loss) income	$(3,662)	$(4,486)	$52,947	$(14,165)

Great Park

The following table summarizes the results of operations of our Great Park segment for the three and nine months ended September 30, 2019 and 2018.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
	(in thousands)
Statement of Operations Data
Revenues
Land sales	$36,198	$485	$98,743	$171,061
Land sales—related party	2,438	936	132,473	1,373
Management services—related party	10,814	9,833	31,647	29,808

Total revenues	49,450	11,254	262,863	202,242

Costs and expenses
Land sales	24,518	—	153,486	118,113
Management services	7,473	6,465	21,939	19,706
Selling, general, and administrative	9,680	9,365	26,751	26,157
Management fees—related party	7,825	2,594	24,445	17,858

Total costs and expenses	49,496	18,424	226,621	181,834

Interest income	1,016	505	2,671	2,392

Segment income (loss)	$970	$(6,665)	$38,913	$22,800

The table below reconciles the Great Park segment results to the equity in (loss) earnings from our investment in the Great Park Venture that is reflected in the condensed consolidated statements of operations for the three and nine months ended September 30, 2019 and 2018.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
	(in thousands)
Segment net income (loss) from operations	$970	$(6,665)	$38,913	$22,800
Less net income of management company attributed to the Great Park segment	3,340	3,368	9,708	10,102

Net (loss) income of Great Park Venture	(2,370)	(10,033)	29,205	12,698

The Company’s share of net (loss) income of the Great Park Venture	(889)	(3,762)	10,952	4,762
Basis difference accretion (amortization)	199	246	(3,694)	(3,406)

Equity in (loss) earnings from the Great Park Venture	$(690)	$(3,516)	$7,258	$1,356

Commercial

The following table summarizes the results of operations of our Commercial segment for the three and nine months ended September 30, 2019 and 2018.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
	(in thousands)
Statement of Operations Data
Revenues
Rental and related income	$6,388	$6,299	$19,492	$19,245
Rental and related income—related party	2,186	—	6,216	—
Property management services—related party	99	637	226	817

Total revenues	8,673	6,936	25,934	20,062

Costs and expenses
Rental operating expenses	1,946	1,106	5,094	2,773
Interest	4,249	2,916	12,938	7,626
Depreciation	2,745	1,911	8,229	5,522
Amortization	1,032	1,017	3,090	3,075
Other expenses	14	32	83	233

Total costs and expenses	9,986	6,982	29,434	19,229

Segment (loss) income	$(1,313)	$(46)	$(3,500)	$833

The table below reconciles the Commercial segment results to the equity in (loss) earnings from our investment in the Gateway Commercial Venture that is reflected in the condensed consolidated statements of operations for the three and nine months ended September 30, 2019 and 2018.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
	(in thousands)
Segment net (loss) income from operations	$(1,313)	$(46)	$(3,500)	$833
Less net income of management company attributed to the Commercial segment	99	637	226	817

Net (loss) income of Gateway Commercial Venture	(1,412)	(683)	(3,726)	16

Equity in (loss) earnings from the Gateway Commercial Venture	$(1,060)	$(512)	$(2,795)	$12